UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8‑K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 10, 2017

HAWAIIAN HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-31443	71-0879698
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3375 Koapaka Street, Suite G-350
Honolulu, HI 96819
(Address of principal executive offices, including zip code)

(808) 835-3700
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 10, 2017, Hawaiian Holdings, Inc. (the “Company”) held its 2017 Annual Meeting of Stockholders (the “2017 Annual Meeting”) in Honolulu, Hawai‘i for the following purposes:

Proposal No. 1
To elect seven directors from among the nominees described in the Company’s proxy statement for its 2017 Annual Meeting filed with the Securities and Exchange Commission on March 31, 2017 (the “2017 Proxy Statement”).

Proposal No. 2	To ratify Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017.

Proposal No. 3	To approve, on an advisory basis, the compensation of the Company’s named executive officers, as described in the 2017 Proxy Statement.

Proposal No. 4	To approve, on an advisory basis, the frequency of the advisory vote on the compensation of the Company’s named executive officers, as described in the 2017 Proxy Statement.

Only stockholders of record at the close of business on March 13, 2017 (the “Record Date”) were entitled to vote at the 2017 Annual Meeting. At the Record Date, 53,633,709 shares of Common Stock and three shares of Special Preferred Stock were issued and outstanding. Each share of Common Stock and Special Preferred Stock was entitled to one vote. The Company had no other class of voting securities outstanding and entitled to vote at the meeting. A total of 47,078,165 shares, or 87.78% of total shares outstanding, were present in person or by proxy at the 2017 Annual Meeting, constituting a quorum of stockholders entitled to vote at the 2017 Annual Meeting for the transaction of business.

RESULTS OF THE STOCKHOLDER VOTE:

Proposal No. 1    Election of Directors.

Proposal	Votes For	Votes Withheld	Broker Non-Votes	Outcome

Election of Donald J. Carty	38,827,325	920,369	7,330,877	Elected

Election of Mark B. Dunkerley	39,252,190	495,504	7,330,877	Elected

Election of Earl E. Fry	39,131,758	615,936	7,330,877	Elected

Election of Lawrence S. Hershfield	37,873,215	1,874,479	7,330,877	Elected

Election of Randall L. Jenson	37,397,925	2,349,769	7,330,877	Elected

Election of Crystal K. Rose	38,449,469	1,298,225	7,330,877	Elected

Election of Richard N. Zwern	34,617,455	5,130,239	7,330,877	Elected

As of the date of the election of directors listed above, the board of directors of the Company is comprised of Donald J. Carty, Mark B. Dunkerley, Earl E. Fry, Lawrence S. Hershfield, Randall L. Jenson, Crystal K. Rose, Richard N. Zwern, Joseph Guerrieri, Jr., William S. Swelbar and Duane E. Woerth.

Proposal No. 2    Ratification of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017.

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes	Outcome

45,976,622	1,065,916	36,033	0	Approved

Proposal No. 3    Approval, on an advisory basis, of the compensation of the Company’s named executive officers, as described in the 2017 Proxy Statement.

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes	Outcome

38,386,272	1,324,939	36,483	7,330,877	Approved

Proposal No. 4    Approval, on an advisory basis, of the frequency of the advisory vote on the compensation of the Company’s named executive officers, as described in the 2017 Proxy Statement.

Every 1 Year	Every 2 Years	Every 3 Years	Votes Abstaining	Broker Non-Votes	Outcome

31,741,846	96,306	7,756,468	153,074	7,330,877	Every 1 Year

In accordance with the voting results for this proposal, the board of directors of the Company has determined that the Company will hold future stockholder advisory votes on the compensation of the Company’s named executive officers every year. The next required advisory vote on the frequency of future stockholder advisory votes on the compensation of the Company’s named executive officers will take place no later than at the Company’s 2023 annual meeting of stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAWAIIAN HOLDINGS, INC.

Date: May 16, 2017	By:	/s/ Aaron J. Alter
Name: Aaron J. Alter Title: Executive Vice President, Chief Legal Officer and Corporate Secretary